SIMPSON THACHER & BARTLETT
                             425 Lexington Avenue
                           New York, New York 10017



Tel:     (212)455-2000
Fax:     (212)455-2502


                                                               March 18, 2002


         Re:      The Asia Tigers Fund, Inc. (811-8050)


Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549

Dear Sir/Madam:

                  On behalf of The Asia Tigers Fund, Inc. (the "Fund"), pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, please find the following documents transmitted via direct electronic transmission:

                  1. Schedule 14A containing a preliminary proxy statement in connection with the special meeting of stockholders of the Fund; and

                  2.  Form of proxy for the Fund.

                  If you have any questions in connection with this filing, please call Angelique Kournetas Trapani (212-455-2775) of this firm.

                                              Very truly yours,

                                              /s/ Simpson Thacher & Bartlett

                                              Simpson Thacher & Bartlett

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                           Schedule 14A Information
                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

/X/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant
Check the appropriate box:
/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission Only (as permitted by
/ /      Rule 14a-6(e)(2))
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          The Asia Tigers Fund, Inc.


               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/      No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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